SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  April 19, 2002
                                                  (April 16, 2002)





                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)







         Indiana                       1-4639                 35-0225010
(State or Other Jurisdiction  (Commission File Numbers)    (I.R.S. Employer
    of Incorporation)                                     Identification No.s)




905 West Boulevard North
Elkhart, Indiana                                              46514
(Address of Principal Executive Offices)                    (Zip Code)



Registrants' Telephone Number, Including Area Code:  (574) 293-7511



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.


                           On April 16, 2002, CTS Corporation issued $25.0
                  million aggregate principal amount of 6 1/2% Convertible Subordinated Debentures pursuant to a Securities Purchase Agreement, dated April 15, 2002, among CTS Corporation and the purchasers named therein in a private placement. The debentures, which mature in five years, are unsecured obligations, convertible into CTS common stock at a conversion price of $20.053 per share. The Securities Purchase Agreement provides the purchasers of the debentures a 90-day option to purchase an additional $5.0 million aggregate principal amount of the debentures. At any time after the three-year anniversary of the issue date, the purchasers may accelerate the maturity of the debentures. CTS also has the right, after such three-year anniversary and under certain circumstances, to force conversion of the debentures into CTS common stock. The Securities Purchase Agreement is filed as Exhibit 99.1 hereto, and the form of debenture is filed as Exhibit 99.2 hereto. In connection with the private placement, CTS Corporation granted certain registration rights to the purchasers, as set forth in the Registration Rights Agreement, dated April 16, 2002, among CTS Corporation and the purchasers. The Registration Rights Agreement is filed as
                  Exhibit 99.3 hereto.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Business Acquired.
                                 Not applicable.

                  (b)      Pro Forma Financial Information.
                                 Not applicable.

                  (c)      Exhibits.


                  The following exhibits are filed with this report:

                  Exhibit No.               Exhibit Description

                  99.1 Securities Purchase Agreement, dated April 15, 2002, among CTS Corporation, Halifax Fund, L.P., DeAm Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Lancer Securities (Cayman) Ltd., Palladin Partners I, L.P., Steelhead Investments, Ltd. and Ram Trading, Ltd.

                  99.2       Form of 6 1/2% Convertible Subordinated Debenture



                  99.3 Registration Rights Agreement, dated April 16, 2002, among CTS Corporation, Halifax Fund, L.P., DeAm Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Lancer Securities (Cayman) Ltd., Palladin Partners I, L.P., Steelhead Investments, Ltd. and Ram Trading, Ltd.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CTS CORPORATION


                              /s/ Richard G. Cutter
                              -------------------------------------------------
                              By: Richard G. Cutter
                                  Vice President, Secretary and General Counsel

Date:  April 19, 2002

                                  EXHIBIT INDEX



Exhibit No.    Exhibit Description

     99.1 Securities Purchase Agreement, dated April 15, 2002, among CTS Corporation, Halifax Fund, L.P., DeAm
               Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Lancer Securities (Cayman) Ltd., Palladin Partners I, L.P., Steelhead Investments, Ltd. and Ram Trading, Ltd.

     99.2      Form of 6 1/2 Convertible Subordinated Debenture

     99.3 Registration Rights Agreement, dated April 16, 2002, among CTS Corporation, Halifax Fund, L.P., DeAm
               Convertible Arbitrage Fund, Ltd., Palladin Overseas Fund, Ltd., Lancer Securities (Cayman) Ltd., Palladin Partners I, L.P., Steelhead Investments, Ltd. and Ram Trading, Ltd.